SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report:   March 1, 2000
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                 Motor Coach Industries International, Inc.
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           (Exact name of registrant as specified in its charter)


   Delaware                1-12208               86-0706940
 -------------           ----------           -------------------
 (State or other         (Commission           (IRS Employer
 jurisdiction of         File Number)          Identification  No.)
 incorporation)


 10 East Golf Road, Des Plaines, Illinois                          60016
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 (Address of principal executive offices)                        (Zip Code)


 Registrant's telephone number including area code: (847) 299-9900


                               Not Applicable
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       (Former name or former address, if changed since last report)



 ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On March 1, 2000, Motor Coach Industries International, Inc. (the "Registrant"), with the approval of the Registrant's Board of Directors, reappointed the firm of Arthur Andersen, LLP ("Arthur Andersen") as its independent public accountants and auditors effective immediately.

           Arthur Andersen had previously been the Registrant's independent accountants for fiscal years ended December 31, 1998 and 1997 and the interim period ended October 8, 1999. As such, the Registrant has within the last two years consulted Arthur Andersen regarding the application of accounting principles to transactions included in the Registrant's financial statements for periods ended prior to October 8, 1999, and the type of audit opinion to be rendered on the Registrant's audited financial statements for fiscal years ended prior to 1999.

           In a Form 8-K dated October 8, 1999 (the "October 8-K"), the Registrant disclosed the dismissal of Arthur Andersen as its independent public accountants and auditors and the appointment of PricewaterhouseCooper LLP ("PWC") as its new independent public accountants and auditors. In a Form 8-K dated November 8, 1999, the Registrant disclosed the resignation of PWC as the Registrant's independent public accountants and auditors.

           The Registrant requested Arthur Andersen to review the disclosures made in this Form 8-K and provided Arthur Andersen the opportunity to furnish the Registrant a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made in this Form 8-K. Arthur Andersen has advised the Registrant that it does not have such comments to provide and therefore does not plan to provide such a letter.


 ITEM 5.   OTHER EVENTS.

      Election of CEO

           On February 3, 2000, the Registrant announced the election of Mr. Roberto Cordaro as its Chief Executive Officer. A copy of the press release issued by the Registrant on February 3, 2000 with respect to the election of Mr. Cordaro is attached hereto as Exhibit 99.1 and incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

      99.1 Press Release issued by the Registrant on February 3, 2000.


                                 SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOTOR COACH INDUSTRIES
                                    INTERNATIONAL, INC.


                                    By:  /s/ Horst Sieben
                                        ---------------------------------
                                        Name:   Horst Sieben
                                        Title:  Chief Financial Officer



 Date:  March 7, 2000



                               EXHIBIT INDEX


    Exhibit No.               Description
    -----------               -----------

      99.1 Press Release issued by Motor Coach Industries International, Inc. February 3, 2000